SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                    [X]
Filed by a Party other than the Registrant                 [   ]

Check the appropriate box:

[X]            Preliminary Information Statement

[  ]            Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]            Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]            No fee required.

[  ]            Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)            Title of each class of securities to which transaction applies:
(2)            Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[  ]            Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)            Amount Previously Paid:
(2)            Form, Schedule or Registration Statement No.:
(3)            Filing Party:
(4)            Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

On March 2, 2016, the Board of Trustees (the "Board") of the Trust voted to replace Visium Asset Management, LP ("Visium") with Westchester Capital Management, LLC ("Westchester") as a sub-adviser for a portion of the JNL Multi-Manager Alternative Fund (the "Fund"), a series of the Trust, effective March 2, 2016. Enclosed please find the Trust's Information Statement regarding this sub-adviser change for the Fund.

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of the Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust will file an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL Multi-Manager Alternative Fund

April 20, 2016

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.  Introduction

JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 99 series (the "Funds").

As investment adviser to the Funds, Jackson National Asset Management, LLC ("JNAM" or the "Adviser") selects, contracts with, and compensates investment sub-advisers (the "Sub-Advisers") to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the "Board"). Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On March 2, 2016, the Board, including the Trustees who are not "interested persons" as defined by the 1940 Act (the "Independent Trustees"), of the JNL Multi-Manager Alternative Fund (the "Fund") unanimously voted to replace Visium Asset Management, LP ("Visium") with Westchester Capital Management, LLC ("Westchester") and to approve an Amendment to the Investment Sub-advisory Agreement between JNAM and Westchester (the "Westchester Sub-Advisory Agreement") appointing Westchester as a Sub-Adviser for a portion of the Fund.

The purpose of this Information Statement is to provide you with information about the Amendment to the Westchester Sub-Advisory Agreement and about Westchester's appointment as a new Sub-Adviser to the Fund, effective March 2, 2016. The Fund is managed by several unaffiliated Sub-Advisers; Visium was one of those Sub-Advisers. Prior to March 2, 2016, Visium provided day-to-day management for one strategy, or sleeve, within the Fund (the "Visium Strategy"). On March 2, 2016, Westchester replaced Visium as the Sub-Adviser for the Visium Strategy and began providing the day-to-day management for that strategy (formerly, the Visium Strategy, and since March 2, 2016, the "Westchester Strategy"). There are no changes to the sub-advisory arrangements with the other Sub-Advisers for the Fund as a result of the appointment of Westchester as a Sub-Adviser to the Fund.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "Order") that the Trust and the Adviser received from the U.S. Securities and Exchange Commission (the "SEC"). The Order permits the Adviser to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a fund) without approval by the shareholders of the relevant fund. JNAM, therefore, is able to change unaffiliated Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of the Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Visium, a Delaware limited partnership, is located at 888 Seventh Avenue, 22nd Floor, New York, New York 10019. Effective March 2, 2016, Visium ceased to be a Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of April 1, 2016. It will be mailed on or about April 20, 2016.

II.  Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Neither the Fund's name nor its investment objective will change as a result of the change in Sub-Adviser from Visium to Westchester. As a result of the change in Sub-Adviser, the principal investment strategy for the Fund, and in particular the Westchester Strategy, will be as follows:

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers ("Sub-Advisers") sometimes referred to as "sleeves." Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. The Adviser is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. The Adviser provides a qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. The Adviser is also responsible for selecting the Fund's alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on the Adviser's ongoing evaluation of the Sub-Advisers, it may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy's objective.

Equity Long/Short Strategies

•
Lazard Asset Management, LLC ("Lazard") employs a long/short equity strategy that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets.

•
First Pacific Advisors, LLC ("FPA") pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Investments typically include common and preferred stock, convertible securities, corporate, high yield, and government debt. Targeted short selling is generally used to lower volatility in the portfolio and help preserve capital in the portfolio.

•
Invesco Advisers, Inc. ("Invesco") pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings.

Event Driven and Merger Arbitrage Strategies

•
Westchester Capital Management, LLC ("Westchester") employs a merger arbitrage strategy ("Merger Arbitrage Strategy") that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

•
Babson Capital Management LLC ("Babson Capital") pursues a long/short event driven strategy that predominantly invests in the equity and fixed-income securities of U.S. domiciled companies. The strategy relies on intense fundamental research of small and mid-cap companies and focuses on overlooked and misunderstood situations where there is a specific catalyst to drive value, such as a reorganization, bankruptcy, recapitalization or changes to dividend policy. The strategy may also use industry and broad market exchange-traded funds as a component of its hedging strategy. Effective April 25, 2016, Babson Capital will cease to be a Sub-Adviser to the Fund.

Relative Value Strategies

•
BlueBay Asset Management LLP ("BlueBay") invests predominantly in below investment grade fixed-income securities worldwide, with a strong bias towards North America and European issuers. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks.

•
Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Lazard's Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes.

Global Macro Strategy

•
Western Asset Management Company ("Western Asset") focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

The Adviser also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by the Adviser or the Sub-Advisers.

The Adviser may also manage Fund assets directly to seek to enhance returns, or to hedge or manage the Fund's cash and short-term instruments.

The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.

The Fund may invest in corporate loans.

Up to 15% of the Fund's net assets may be invested in illiquid investments.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock.

With respect to the Fund's fixed-income investments, the Fund may invest in a variety of instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may also invest in exchange traded notes ("ETNs"). The average portfolio duration of the fixed-income portion of the Fund will vary based on the Sub-Advisers' and the Adviser's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds ("UCITS"), real estate investment trusts ("REITs"), and partnership interests, including master limited partnerships ("MLPs").

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures, contracts for difference, total return swaps, warrants, and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement Investment strategies in a more efficient manner. The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

The investment strategies of the Visium Strategy and the Westchester Strategy differ. For a more detailed comparison of the changes made to the Fund's prospectus due to the sub-adviser replacement, please refer to Exhibit B.

III.   Investment Sub-Advisory Agreement With Westchester

Visium was the Sub-Adviser to the Visium Strategy of the Fund from April 27, 2015 to March 2, 2016, pursuant to an Investment Sub-Advisory Agreement between Visium and JNAM, dated April 27, 2015, which was approved by the Board at a meeting held on December 3-4, 2014. On March 2, 2016, the Board, including the Independent Trustees, voted to replace Visium with Westchester as the Sub-Adviser to the Visium Strategy of the Fund and approved an amendment to the Westchester Sub-Advisory Agreement.

The following description of the Westchester Sub-Advisory Agreement is qualified by the Westchester Sub-Advisory Agreement, attached as Exhibit A.

The Westchester Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually. The Westchester Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by Westchester. The Westchester Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Westchester Sub-Advisory Agreement generally provides that Westchester, its officers, members, employees, or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Westchester's duties under the Westchester Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance, bad faith, reckless disregard, or gross negligence in the performance of its obligations and duties under the Westchester Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of Visium and Westchester.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Alternative Fund
Advisory Fee Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	1.75%
Over $1 billion	1.70%

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to Westchester Sub-Advisory Agreement, the sub-advisory fee to be paid by the Adviser to Westchester for managing the Westchester Strategy is lower than the sub-advisory fee that was paid to Visium for managing the Visium Strategy. Visium was paid a sub-advisory fee equal to a percentage of the Visium Strategy of the Fund's average daily net assets based on the below schedule:

JNL Multi-Manager Alternative Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Average Daily Net Assets*	Annual Rate
All Assets	1.00%
          * for the portion of average daily net assets managed by Visium

Under the Westchester Sub-Advisory Agreement, Westchester will be paid a sub-advisory fee equal to a percentage of the Westchester Strategy of the Fund's average daily net assets based on the below schedule:

JNL Multi-Manager Alternative Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Average Daily Net Assets*	Annual Rate
All Assets	0.85%
          * for the portion of average daily net assets managed by Westchester

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2015. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL Multi-Manager Alternative Fund	$7,380,828*
*Actual payments were lower as a result of a 0.04% fee waiver agreement.

For the year ended December 31, 2015, JNAM paid Visium $3,377,073 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to Visium, assuming the amendment to Westchester Sub-Advisory Agreement was in place for the applicable period.

IV.  Description of Westchester

Westchester is a privately held, Delaware limited liability company, located at 100 Summit Lake Drive, Valhalla, New York 10595. Westchester had approximately $5.4 billion in assets under management as of December 31, 2015.

Executive/Principal Officers, Directors, and General Partners of Westchester:

Names	Principal Address	Title
Bruce Jay Rubin	100 Summit Lake Drive Valhalla, New York 10595	Chief Compliance Officer & Chief Operating Officer
Roy Douglas Behren	100 Summit Lake Drive Valhalla, New York 10595	Manager, Co-President, & Treasurer
Michael Thomas Shannon	100 Summit Lake Drive Valhalla, New York 10595	Manager & Co-President
RDBWCM Holdings, LLC	100 Summit Lake Drive Valhalla, New York 10595	Member
MTSWCM Holdings, LLC	100 Summit Lake Drive Valhalla, New York 10595	Member
LPC Westchester, LP	100 Summit Lake Drive Valhalla, New York 10595	Member

Westchester is a privately held company. The following person(s) beneficially own 10% or more of the outstanding voting securities of Westchester:

Names	Address
Roy Douglas Behren	100 Summit Lake Drive Valhalla, New York 10595
Michael Thomas Shannon	100 Summit Lake Drive Valhalla, New York 10595

As the Sub-Adviser to the Westchester Strategy of the Fund, Westchester will provide the Westchester Strategy of the Fund with investment research, advice and supervision, and manage the Westchester Strategy's portfolio consistent with the Fund's investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Multi-Manager Fund's current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund's Prospectus under the heading "Principal Risks of Investing in the Fund."

As of [April 15, 2016], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Westchester, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Westchester or any other entity controlling, controlled by or under common control with Westchester. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2015, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which Westchester, any parent or subsidiary of Westchester, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Alternative Fund

The Westchester Strategy of the Fund will be managed on a team basis. The individual members of the team who will be primarily responsible for the day-to-day management of the Westchester Strategy's portfolio of the Fund are:

Roy D. Behren, Portfolio Manager

Mr. Behren has served as Co-President of Westchester since 2011, served as a research analyst for Westchester Capital Management, Inc. (Westchester's predecessor adviser) from 1994 until 2010 and as the Chief Compliance Officer of Westchester Capital Management, Inc. from 2004 until June 2010.

Michael T. Shannon, Portfolio Manager

Mr. Shannon has served as Co-President of Westchester since 2011, and served as Westchester Capital Management Inc.'s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist.

There are no changes to the portfolio managers for the strategies managed by the other sub-advisers of the Fund.

V.  Other Investment Companies Advised by Westchester

The following table sets forth the size and rate of compensation for other funds advised by Westchester having similar investment objectives and policies as those of the Fund:

Similar Mandate(s)	Assets Under Management as of 12/31/2015	Rate of Compensation
The Merger Fund	$4.8 billion	1%*
The Merger Fund VL	$33 million	1.25%
*Westchester has contractually agreed to waive a portion of its management fee until December 31, 2016 if its assets exceed certain thresholds, beginning at $1.5 billion.

VI.  Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund's sub-advisory agreement. At a meeting on March 2, 2015, the Board, including all of the Independent Trustees, considered information relating to the Westchester Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Westchester Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussions, the Board approved the Amendment to the Westchester Sub-Advisory Agreement for a period through September 30, 2016 (unless terminated pursuant to the terms of the Westchester Sub-Advisory Agreement), after which time the agreement will be up for renewal annually.

In reviewing the Westchester Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to Westchester through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board's decision to approve the Westchester Sub-Advisory Agreement.

Before approving the Westchester Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Westchester, and to consider the terms of the Westchester Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Westchester Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Westchester. The Board noted JNAM's evaluation of Westchester, as well as JNAM's recommendations, based on its review of Westchester, to approve the Westchester Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of Westchester's portfolio managers who would be responsible for the day-to-day management of the Westchester Strategy of the Fund. The Board reviewed information pertaining to Westchester's organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to Westchester. The Board considered compliance reports about Westchester from the Trust's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services to be provided by Westchester under the Westchester Sub-Advisory Agreement.

Performance

The Board reviewed the performance of Westchester's investment mandate with a similar investment strategy to that of the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Westchester Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid to Westchester. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Westchester to similar clients, if any. The Board noted that JNAM does not manage any institutional accounts with which the Fund's fees could be compared. While the Board considered the Fund's sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the "peer group"), the Board noted that the Fund's sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio. The Board considered that the Fund's proposed sub-advisory fee is higher than the peer group average. The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund's advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and Westchester, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Westchester

In evaluating the benefits that may accrue to Westchester through their relationship with the Fund, the Board noted that Westchester may receive indirect benefits in the form of soft-dollar arrangements for portfolio securities trades placed with the Fund's assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Westchester as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Westchester Sub-Advisory Agreement.

VII.  Additional Information

Ownership Of The Fund

As of [April 15, 2016], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Multi-Manager Alternative Fund (Class A)	[to be provided]

As of [April 15, 2016], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of [April 15, 2016], persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Percentage of Shares owned
[to be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of [April 15, 2016], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund:

Fund	Name and Address	Percentage of Shares owned
[to be provided]

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2015, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2015, the Fund paid $843,531 in administration fees and $843,531 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

VIII.  Other Matters

The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2015, or a copy of the Trust's prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement and Amendment
Between Jackson National Asset Management, LLC
and Westchester Capital Management, LLC

[to be provided]

A-1

Exhibit B

Prospectus Comparison for the
JNL Multi-Manager Alternative Fund

JNL Multi-Manager Alternative Fund
Class A

Investment Objective.  The investment objective of the Fund is to seek long term growth of capital.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	1.75%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1,2]	0.76%
Total Annual Fund Operating Expenses	2.71%
Less Waiver/Reimbursement[3]	0.40%
Total Annual Fund Operating Expenses After Wavier/Reimbursement	2.31%
1 "Other Expenses" include an Administrative Fee of 0.20% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser") and are based on estimated amounts for the current fiscal year.
2 Other expenses are based on amounts estimated to be incurred during the period ended December 31, 2015.  The amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  In addition, the Fund incurs borrowing fees related to short sale transactions.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period are estimated to be 0.56%.  The Fund's actual dividend expense and borrowing fees on securities sold short may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.
3 Jackson National Asset Management, LLC has contractually agreed to waive 0.40% of the management fees of the Fund for all net assets.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Adviser notifies the Board of Trustees of a change in or elimination of the waiver within 30 days prior to the end of the then current term.  This fee waiver is subject to yearly review and approval by the Board of Trustees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same and the contractual expense limitation agreement is not renewed.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years
$234	$804

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance. The Fund does not have a portfolio turnover rate as of the date of this Prospectus as it has not yet commenced operations.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides a qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund's alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy's objective.

Equity Long/Short Strategies

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Lazard Asset Management, LLC ("Lazard") employs a long/short equity strategy that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets.

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First Pacific Advisors, LLC ("FPA") pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market caps, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature, means the team will not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged period if opportunities do not present themselves. FPA defines "value" as companies whose equity securities trading at a substantial discount to private market value. Investments typically include common and preferred stock, convertible securities, corporate, high yield, and government debt. Targeted short selling is generally used to lower volatility in the portfolio and help preserve capital in the portfolio.

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Invesco Advisers, Inc. ("Invesco") pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings. When seeking long positions, Invesco considers the most attractive stocks to be those: 1) with strong and improving fundamentals, 2) supportive price behavior, 3) run by shareholder-friendly managers, and 4) available at an attractive discount. When seeking short positions, Invesco considers the least attractive stocks to be those with: 1) poor or deteriorating fundamentals, 2) poor price and/or earnings momentum, 3) management teams that put their own interests ahead of shareholders, and 4) unattractive valuations.  Invesco seeks to neutralize the general risks associated with stock market investing by keeping its market sensitivity or beta close to zero and is also dollar-, beta-, sector-, and style-neutral.

Event Driven and Merger Arbitrage Strategies

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Babson Capital Management LLC ("Babson Capital") pursues a long/short event driven strategy that predominantly invests in the equity and fixed income securities of U.S. domiciled companies. The strategy relies on intense fundamental research of small and mid-cap companies and focuses on overlooked and misunderstood situations where there is a specific catalyst to drive value, such as a reorganization, bankruptcy, recapitalization or changes to dividend policy. The strategy may also use industry and broad market ETFs as a component of its hedging strategy. Effective April 25, 2016, Babson Capital will cease to be a Sub-Adviser to the Fund.

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Westchester Capital Management, LLC ("Westchester") employs a merger arbitrage strategy ("Merger Arbitrage Strategy") that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Relative Value Strategies

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BlueBay Asset Management LLP ("BlueBay") invests predominantly in below investment grade fixed income worldwide, with a strong bias towards North America and Europe. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks.

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Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Lazard's Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes.

Global Macro Strategy

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Western Asset Management Company ("Western Asset") focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

JNAM and the Sub-Advisers will implement the various alternative investment strategies by taking long and/or short positions in a broad range of asset classes, such as equity securities, fixed income, derivatives, other investment companies, currency- and commodity-related instruments and structured products. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile. The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.  Junk bonds are fixed income securities rated below investment-grade by independent rating agencies or are bonds that are unrated but that the Sub-Adviser believes are of comparable quality.  The Fund may invest in corporate loans. Up to 15% of the Fund's net assets may be invested in illiquid investments.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock.

With respect to the Fund's fixed income investments, the Fund may invest in a variety of instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The Fund may also invest in exchange traded notes ("ETNs"). The average portfolio duration of the fixed income portion of the Fund will vary based on the Sub-Advisers' and JNAM's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds ("UCITS"), real estate investment trusts ("REITs"), and partnership interests, including master limited partnerships ("MLPs"). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere.

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures , contracts for difference, total return swaps, warrants, and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

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Allocation risk – The Fund's ability to achieve its investment objective depends upon the investment manager's analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors.  The Fund is subject to the risk of changes in market and economic conditions in the selection and percentages of allocations among Underlying Funds.

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Borrowing risk – Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return.  Borrowing will typically cause a Fund to segregate (cover) assets sufficient to cover 300% of any amounts borrowed.  Borrowing may cause the Fund to increase its cash position and/or liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels).

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Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

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Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and conversion price.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  The value of the convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

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Corporate loan and bank loan risk – Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at "floating" rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.    However, the market for these loans may not be sufficiently liquid, and the Fund may have difficulty selling them.

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Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter ("OTC") derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

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Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.

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Emerging markets and less developed counties risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered "special situations," such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer.  Such special situations may involve so-called "distressed companies," the debt obligations of which typically are unrated, lower-rated, in default or close to default.  Also, securities of distressed companies are more likely to become worthless.  There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply.

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Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Fixed income risk – The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the prices of bonds and other fixed income debt securities to fall.  Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Bonds and other fixed income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

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Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions.  This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  There may be less publicly available information and more volatile or less liquid markets.

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High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations.

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Inflation-indexed securities risk – Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  In periods of deflation, the Fund may not receive any income from such investments.

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Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

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Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security's potential worth, or the factors that are expected to increase the price of a security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

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Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements.  The effect of using leverage is to amplify the Fund's gains and losses in comparison to the amount of the Fund's assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

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Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies.
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Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

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Non-diversification risk – The Fund is considered non-diversified.  As such, the Fund may invest in a limited number of issuers.  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

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Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

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Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

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Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.  If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

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Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be affected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Short sales involve greater reliance on the investment manag3er's ability to accurately anticipate the future value of a security or instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure.  Because the Fund's potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss more than it would be without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

•	Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.
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Sovereign debt risk – These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

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Warrants risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Performance.  Performance for the Fund has not been included because the Fund has not yet commenced operations. Performance, which provides some indication of the risks of investing in the Fund, will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC ("JNAM")

Sub-Advisers:
Babson Capital Management LLC ("Babson Capital")
BlueBay Asset Management LLP ("BlueBay")
First Pacific Advisors, LLC ("FPA")
Invesco Advisers, Inc. ("Invesco")
Lazard Asset Management, LLC ("Lazard")
Westchester Capital Management, LLC ("Westchester")
Western Asset Management Company ("Western Asset")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding	April 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes	April 2015	Portfolio Manager (JNAM)
Mark Pliska, CFA	April 2015	Portfolio Manager (JNAM)
Robert M. Feingold	April 2015	Managing Director (Babson Capital)
Stephen Ehrenberg	April 2015	Managing Director (Babson Capital)
Anthony Robertson	April 2015	Senior Portfolio Manager (BlueBay)
Richard Cazenove	April 2015	Portfolio Manager (BlueBay)
Mark Landecker, CFA	April 2015	Portfolio Manager (FPA)
Steven Romick, CFA	April 2015	Portfolio Manager (FPA)
Brian A. Selmo, CFA	April 2015	Portfolio Manager (FPA)
Glen Murphy, CFA	April 2015	Director of Portfolio Management, Portfolio Manager (Invesco)
Andrew Waisburd, PhD	April 2015	Director of Research, Portfolio Manager (Invesco)
Sean H. Reynolds	April 2015	Managing Director, Portfolio Manager/Analyst (Lazard)
Frank Bianco, CFA	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Chris Sferruzzo	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Jean-Daniel Malan	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Roy D. Behren	March 2016	Portfolio Manager (Westchester)
Michael T. Shannon	March 2016	Portfolio Manager (Westchester)
S. Kenneth Leech	April 2015	Director (Western Asset)
Prashant Chandran	April 2015	Portfolio Manager (Western Asset)

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.

JNL Multi-Manager Alternative Fund
Class A

Investment Objective.  The investment objective of the Fund is to seek long term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers, as described in the "Management of the Trust" section of this prospectus. JNAM is also responsible for selecting the Fund's alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy's objective.

Equity Long/Short Strategies

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Lazard employs a long/short equity strategy (as described below) that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets. The investment approach utilizes bottom-up fundamental stock selection driven by Lazard's global research resources and adheres to an investment philosophy that places risk management and capital preservation at its core.

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FPA pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market caps, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature, means the team will not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged period if opportunities do not present themselves. FPA defines "value" as companies whose equity securities trading at a substantial discount to private market value. FPA determines value through intensive fundamental analysis. Investments typically include common and preferred stock, convertible securities, corporate, high yield, and government debt. Targeted short selling is generally used to lower volatility in the portfolio and help preserve capital in the portfolio. The resulting gross exposure of the portfolio will tend to be in the range of 50%-70% and net market exposure will tend to be in the range of 45%-65%.

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Invesco pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings. In order to identify likely long and short candidates, the investment team uses its proprietary stock selection model which ranks every security in the investable universe relative to its industry peers. All else equal, the most attractive stocks are those: 1) with strong and improving fundamentals, 2) supportive price behavior, 3) run by shareholder-friendly managers, and 4).available at an attractive discount. When seeking short positions, Invesco considers the least attractive stocks to be those with: 1) poor or deteriorating fundamentals, 2) poor price and/or earnings momentum, 3) management teams that put their own interests ahead of shareholders, and 4) unattractive valuations.  The strategy aims to neutralize the general risks associated with stock market investing by keeping its market sensitivity or beta close to zero and is also dollar-, beta-, sector-, and style-neutral. As a result, returns are highly dependent on management's skill in selecting stocks and determining sector weighting. The strategy has the potential to deliver positive returns whenever the long holdings outperform the short holdings regardless of the direction of the market.

Event Driven and Merger Arbitrage Strategies

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Babson Capital pursues a long/short event driven strategy that predominantly invests in the equity and fixed income securities of U.S. domiciled companies. The strategy relies on intense fundamental research of small and mid-cap companies and focuses on overlooked and misunderstood situations where there is a specific catalyst to drive value, such as a reorganization, bankruptcy, recapitalization, or changes to dividend policy. Babson Capital's strategy is to achieve attractive risk-adjusted returns by investing in companies whose equity securities are trading below intrinsic value, while generating strong free cash flow and exhibiting free cash flow growth. In each situation, they also look to identify a catalyst that will drive value creation. Babson Capital's strategy is to be short securities of companies they deem to be overvalued, poorly managed, have negative free cash flow, or face difficult industry conditions. The strategy may also use industry and broad market ETFs as a component of its hedging strategy. The resulting portfolio generally has had net exposure of 20%-60% on average historically. Effective April 25, 2016, Babson Capital will cease to be a Sub-Adviser to the Fund.

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Westchester employs a merger arbitrage strategy that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Relative Value Strategies

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BlueBay invests predominantly in below investment grade fixed income worldwide, with a strong bias towards North America and Europe. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks. BlueBay aims to achieve the targeted return by employing a rigorous investment process, driven by high quality proprietary research emphasizing capital preservation, while operating within a practical framework of risk controls.

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Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Utilizing both quantitative and fundamental analysis to determine the best portfolio candidates, Lazard's Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes. The strategy also will use derivatives and other securities, such as index or sector ETFs to seek to minimize market and interest rate risk.

Global Macro Strategy

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Western Asset focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

JNAM and the Sub-Advisers will implement the various alternative investment strategies by taking long and/or short positions in a broad range of asset classes, such as equity securities, fixed income, derivatives, other investment companies, currency- and commodity-related instruments and structured products. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile. In addition, we will also consider whether a particular market environment or more or less conducive to the underlying strategy.  The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.  Junk bonds are fixed income securities rated below investment-grade by independent rating agencies or are bonds that are unrated but that the Sub-Adviser believes are of comparable quality.  The Fund may invest in corporate loans. Up to 15% of the Fund's net assets may be invested in illiquid investments.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. Additionally, from time to time, the Fund may invest in shares of companies through initial public offerings ("IPOs").

With respect to the Fund's fixed income investments, the Fund may invest in a variety of instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund may also invest in exchange traded notes ("ETNs"). The average portfolio duration of the fixed income portion of the Fund will vary based on the Sub-Advisers' and JNAM's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds ("UCITS"), real estate investment trusts ("REITs"), private investment funds, and partnership interests, including master limited partnerships ("MLPs"). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere. Unless otherwise indicated, references to the Fund's investments and related risk factors in this prospectus and the Statement of Additional Information ("SAI") include investments by any underlying mutual funds, or other pooled investment vehicles in which the Fund may invest.

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.   The pooled investment vehicles in which the Fund may invest may, to varying degrees, also invest in derivatives.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Allocation risk
•	Borrowing risk
•	Commodity risk
•	Concentration risk
•	Convertible securities risk
•	Corporate loan and bank loan risk
•	Counterparty risk
•	Credit risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Event driven and special situations risk
•	Extension risk
•	Fixed income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Inflation-indexed securities risk
•	Interest rate risk
•	Investment in other investment companies risk
•	Investment style risk
•	Leverage risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Mortgage-related and other asset-backed securities risk
•	Non-diversification risk
•	Prepayment risk
•	Real estate investment risk
•	Settlement risk
•	Short sales risk
•	Small cap investing risk
•	Sovereign debt risk
•	U.S. Government securities risk
•	Warrants risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Expense risk
•	Temporary defensive positions and large cash positions risk
•	When-issued and delayed delivery securities and forward commitments risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM.  JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management.  JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom.  Prudential plc is not affiliated with Prudential Financial Inc.

The following individuals are responsible for executing trades and allocation of capital to the various strategies for the Fund:

Mr. Harding is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.'s Investment Management division and has over 15 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes is Director, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Alternative Fund are:

Babson Capital, located at 1500 Main Street, Springfield, Massachusetts, 01115,  is a global investment management organization that manages over $206 billion.

The following individuals are primarily responsible for the day-to-day management of the Babson Capital strategy of the Fund's portfolio:

Robert Feingold is a Managing Director and Lead Portfolio Manager at Babson Capital. Mr. Feingold is the Lead Portfolio Manager of the Event Driven Investment Team at Babson and Head of the Alternative Funds group. Mr. Feingold has several years of experience managing fixed income and equity portfolios on a levered and unlevered basis. He has experience managing hedge funds since 2004 and absolute return strategies since 1999. His specialty is below investment grade credit products and small cap equities. Mr. Feingold joined Babson Capital in November 2000 as a Managing Director and Portfolio Manager. Prior to joining Babson Capital, Mr. Feingold co-founded Triumph Capital's high yield group and headed the firm's high yield research effort. Mr. Feingold also has worked as a Vice President and investment analyst at Wellington Management Company, LLC and an investment banker at Houlihan Lokey Howard and Zukin, a boutique investment banking firm specializing in financial restructuring and equity valuation. Prior to business school, Mr. Feingold was credit trained at Fleet Bank, N.A. where he worked as a portfolio manager. Mr. Feingold holds a B.S. in Finance from Georgetown University (Magna Cum Laude) and an MBA from Northwestern University's J.L. Kellogg Graduate School of Management with concentrations in Finance and Management Strategy.

Stephen Ehrenberg is a Managing Director and Portfolio Manager. Mr. Ehrenberg is a Portfolio Manager for the Event Driven Investment Team at Babson. Steve performs equity, credit and distressed analysis for the investments in the fund. He has over 12 years of industry experience. Prior to joining Babson Capital in 2004, he worked in capital markets at MassMutual as part of their executive development program. Mr. Ehrenberg holds a B.S. in Mechanical Engineering from the United States Military Academy at West Point (Phi Beta Kappa) and an M.B.A. from the University of Michigan Business School, where he received his degree with high distinction. Prior to attending business school, Mr. Ehrenberg served as a Captain in the U.S. Army, where he held numerous leadership positions and graduated from both Airborne and Ranger School. He is also a member of the CFA Institute.

BlueBay is a U.K. limited liability partnership and a wholly-owned subsidiary of Royal Bank of Canada ("RBC") and part of the RBC Asset Management division, RBC Global Asset Management, group of companies. BlueBay was established in 2001 as a specialist manager of fixed income products, offering clients a diverse range of investment strategies of different return/risk profiles, in order to cater to a variety of investor-specific return/risk appetites. More specifically, BlueBay manages a wide range of long-only, alternative, specialist fixed income portfolios for both funds and separate accounts that focus on four sub-asset classes of fixed income: convertible bonds, high yield/distressed debt, global emerging market debt and investment grade debt. BlueBay seeks to provide asset management services characterized by a belief in the value of active management, a strong investment process, a focus on capital preservation and the generation of attractive risk-adjusted returns for all its investment strategies. BlueBay is located at 77 Grosvenor Street, W1K 3JR London, United Kingdom and has been registered with the SEC as an investment advisor since 2002, and is authorized and regulated by the UK Financial Conduct Authority. BlueBay employed 416 individuals and had $66 billion in assets under management as of September 30, 2014.

The following individuals are primarily responsible for the day-to-day management of the BlueBay strategy of the Fund's portfolio:

Anthony Robertson, Partner, Head of Global Leveraged Finance Group, Senior Portfolio Manager, joined the firm in August 2004 from Putnam Investments (formerly New Flag Asset Management) where he was a Senior Portfolio Manager responsible for European high yield portfolios. Prior to Putnam, Mr. Robertson held similar roles at Standard Asset Management, London & Capital Asset Management, and the West Merchant Bank (West LB). Mr. Robertson received his Bachelor of Commerce (Hons) from the University of Natal.

Richard Cazenove, Portfolio Manager, Absolute Return Credit Strategies, is a Portfolio Manager focusing on Absolute Return Strategies within the Global Leveraged Finance group. Mr. Casenove joined BlueBay in July 2003 from UBS Warburg where he spent six years both in the Leveraged Finance and High Yield Research Departments after joining as part of the graduate programme. Mr. Casenove holds an MA in Social and Political Science from the University of Cambridge.

FPA is located in Los Angeles, California. FPA is independently owned with 31 investment professionals and 77 employees in total. Currently, FPA manages approximately $33 billion across five equity strategies and one fixed income strategy. FPA's equity and fixed income styles are linked by a common fundamental value orientation. FPA's goal is to provide a consistent, risk-averse and disciplined approach to long-term investing in individual securities with the objective of achieving superior total returns for client portfolios.

The following individuals are primarily responsible for the day-to-day management of the FPA strategy of the Fund's portfolio:

Mark Landecker, CFA, Partner, joined the FPA in 2009. He serves as Portfolio Manager for the FPA Crescent Fund.  He also serves as Portfolio Manager for the FPA Global Opportunity Fund and Analyst for the FPA Contrarian Value Strategy and the FPA Hawkeye Strategy. Prior to joining FPA, Mr. Landecker served as Portfolio Manager at both Kinney Asset Management and Arrow Investments, Inc., and as associate at TD Capital and PricewaterhouseCoopers.  Mr. Landecker earned a BBA (with honors) from the Schulich School of Business, York University, Toronto, Canada.

Steven Romick, CFA, Managing Partner, joined FPA in 1996. He serves as Portfolio Manager of the FPA Contrarian Value Strategy.  He is also the Portfolio Manager for the FPA Hawkeye Strategy and Co-Portfolio Manager for the FPA Multi-Advisor Strategy.  Prior to joining FPA, Mr. Romick was Chairman of Crescent Management and a consulting security analyst for Kaplan, Nathan & Co. Mr. Romick earned a Bachelor's degree in Education from Northwestern University.

Brian A. Selmo, CFA, Partner, joined the FPA in 2008. He serves as Portfolio Manager for the FPA Crescent Fund and Director of Research for the FPA Contrarian Value Strategy.  He is also the Portfolio Manager for the FPA Value Partners Fund and Analyst for the FPA Hawkeye Strategy. Prior to joining FPA, Mr. Selmo was founder and managing member of Eagle Lake Capital, LLC, and Portfolio Manager of its predecessor.  Previously, Mr. Selmo was an analyst at Third Avenue Management and Rothschild, Inc.  Mr. Selmo earned a Bachelor's degree in Economics (with honors) from The Johns Hopkins University, where he graduated Phi Beta Kappa.

Invesco is located at 1555 Peachtree, N.E, Atlanta, GA  30309.  Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2014, Invesco Ltd. managed approximately $792.4 billion in total assets.

The Invesco strategy of the Fund is managed on a team basis.  The individual members of the team are:

Glen Murphy, CFA, Director of Portfolio Management, Portfolio Manager, is responsible for portfolio construction and trading for U.S. based strategies.  He joined Invesco in 1995 and was promoted to portfolio manager in 1998.  Mr. Murphy earned a BA degree from the University of Massachusetts at Amherst and an MS degree in finance from Boston College.  He is a CFA charterholder, a member of the Boston Security Analysts Society, and is registered with the National Futures Association (NFA) as an associated person of Invesco and as a branch manager.

Andrew Waisburd, PhD, Director of Research, Portfolio Manager, entered the industry in 2005 when he joined Archipelago (now NYSE-Arca) as director of research.  Prior to joining Archipelago, he was an assistant professor of finance at Texas Christian University for five years.  In 2007, Mr. Waisburd joined Harris Investment Management where he was a senior quantitative analyst.  He joined Invesco in 2008 as a quantitative research analyst and was promoted to his current position in 2011.  Mr. Waisburd earned a BS degree in statistics from Cornell University, and MS and PhD degrees in finance from Indiana University.

Lazard, is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions. As of September 30, 2014, Lazard  had assets under management of approximately $178.8 billion.

The following individuals are primarily responsible for the day-to-day management of the Lazard strategies of the Fund's portfolio:

Sean H. Reynolds, Managing Director, Portfolio Manager/Analyst, is a Portfolio Manager/Analyst for all capital structure and convertibles-based strategies. Prior to joining Lazard in 2007, Mr. Reynolds was a portfolio manager for convertible arbitrage strategies at SAC Capital Management from April 2003 to August 2006 and, subsequent to this, senior portfolio manager at Sailfish Capital Partners' G2 Multistrategy Fund. Previously he was a convertible arbitrage portfolio manager at the Clinton Group, Inc. From 1997 to 2002, Sean was a managing director and Head of Convertibles Sales (US) at Deutsche Bank Securities, including a period as an executive member of the North American Management Committee, Deutsche Bank Equities. Prior to 1997, Mr. Reynolds was responsible for global convertible securities sales at UBS Securities and domestic convertibles at Merrill Lynch. He has been in the investment industry since 1993. Mr. Reynolds has an MBA from the Wharton School of the University of Pennsylvania and a BA in Math and BAI (BSc) in Engineering from Trinity College Dublin.

Frank Bianco, CFA, Director, Portfolio Manager/Analyst, is a Portfolio Manager/Analyst for all capital structure and convertibles-based strategies. He began working in the investment field in 1991. Prior to joining Lazard in 2009, Mr. Bianco was a Portfolio Manager and Head of Credit Research at Argent Funds Group LLC, where he oversaw domestic and international convertible bond, high yield and equity derivative portfolios. Prior to that, Mr. Bianco was a senior research analyst at McMahan Securities Co. L.P., covering the Biotechnology and Healthcare sectors. Previously, he was a senior research analyst in the Credit Risk Management division of the Federal Reserve Bank of New York. Frank started his career as a credit analyst at American International Group. Mr. Bianco has a BA in Economics from Ohio Wesleyan University. He is a member of the New York Society of Security Analysts (NYSSA) and holds FINRA Series 7, 86 and 87 licenses.

Christopher Sferruzzo, Director, Portfolio Manager/Analyst, is a portfolio manager/analyst and trader for all capital structure and convertibles-based strategies. He began working in the investment field in 1998. Prior to joining Lazard in 2008, Mr. Sferruzzo was a senior portfolio manager in convertible arbitrage at Argent Funds Group LLC, where he oversaw a global convertible bond and equity derivative portfolio. Previously, Mr. Sferruzzo was a portfolio manager and sell-side trader at McMahan Securities, where he managed a proprietary convertible bond portfolio. Prior to that, he worked at Clinton Group as a buy-side trader. Mr. Sferruzzo started his career at Dreyfus Corporation as an analyst. He has an MBA from the University of Connecticut and a BS in Finance from St. John's University.

Jean-Daniel Malan, Director, Portfolio Manager/Analyst, is the Portfolio Manager/Analyst of the Global Hexagon Fund. Mr. Malan re-joined Lazard in 2008 after working as a Hedge Fund Manager for two years at BlueCrest Capital. He originally joined Lazard in 1998 as an Equity Analyst and then worked as a Portfolio Manager for European Equity. Mr. Malan studied at Dauphine University and is a "Maitrise" of Economics and Finance.

Westchester Capital Management, LLC ("Westchester"), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010. Westchester and its affiliate have approximately $5.4 billion in assets under management as of December 31, 2015. Westchester and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Fund's investment strategies for other institutional investors, including other registered open-end investment companies.

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Behren has served as Co-President of Westchester since 2011, served as a research analyst for Westchester Capital Management, Inc. (Westchester's predecessor adviser) from 1994 until 2010 and as the Chief Compliance Officer of Westchester Capital Management, Inc. from 2004 until June 2010.

Mr. Shannon has served as Co-President of Westchester since 2011, and served as Westchester Capital Management Inc.'s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist.

Western Asset was established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $451.6 billion as of December 31, 2013. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101.

The Western Asset strategy of the Fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Western Asset strategy of the Fund are S. Kenneth Leech and Prashant Chandran. Mr. Leech and Mr. Chandran have been employed by Western Asset as an investment professional for at least the past five years and has been part of the portfolio management team for the fund since its inception in 2013.

Ken Leech joined Western Asset in 1990 as Director of Portfolio Management. In this position, he oversaw interest rate strategy and led the Long Duration effort. In 1998, he was named CIO and spearheaded the performance and product development efforts that helped underpin Western Asset's global growth and success. After taking medical leave for much of 2008, Ken resumed investment duties in early 2009 and was named Chairman of the Global Strategy Committee. In this position, he directed the global portfolio management and the macro-strategy alternative efforts. In 2013, he became Co-CIO as part of the transition process before fully resuming the CIO role in April 2014.

Prior to joining Western Asset, Ken spent much of his career focusing on proprietary trading, most recently with Greenwich Capital (1988–1990) and the First Boston Corporation (1980–1988). In his four years at the University of Pennsylvania's Wharton School, Ken obtained three degrees while graduating summa cum laude.

From 2002–2004, Ken served as a member of the Treasury Borrowing Advisory Committee. Mr. Leech and Western Asset were named US Fixed-Income Core and Core Plus Managers of the Year by Institutional Investor in 2013 and Morningstar's Fixed-Income Manager of the Year in 2004.

Mr. Prashant Chandran returned to Western Asset as a Portfolio Manager in 2007 after working at Tahoma Capital. In 2005, Mr. Chandran was a Research Analyst for Western Asset and for over five years was Director of Capital Markets at Microsoft Corporation.

Mr. Chandran graduated from the Indian Institute of Technology Bombay. He has an MS from the University of Toledo and an MBA from the University of Chicago's Graduate School of Business. He is a CFA charterholder.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreements is available in the Fund's Annual Report for the fiscal year ended December 31, 201 5 .